Exhibit 99.1

LIMITED WAIVER AND AMENDMENT
TO
LOAN AND SECURITY AGREEMENT

THIS LIMITED WAIVER AND AMENDMENT to Loan and Security Agreement (this “Agreement”) is entered into this 27th day of September 2011 by and between Silicon Valley Bank (“Bank”), on the one side, and DecisionPoint Systems Group, Inc., a Delaware corporation (“DSG”), DecisionPoint Systems CA, Inc., a California corporation (“DSCA”), DecisionPoint Systems CT, Inc., a Connecticut corporation (“DSCT”) and CMAC, Inc., a Georgia corporation (“CMAC” and together with DSI, DSG, DSCA and DSCT, jointly  and severally, the “Borrower”) whose address is 19655 Descartes, Foothill Ranch, CA  92610, on the other side.

Recitals

A.           Bank and Borrower have entered into that certain Loan and Security Agreement dated as of December 15, 2006 (as the same may from time to time be amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank amend the Loan Agreement, as herein set forth, and Bank has agreed to the same, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth herein.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Agreement shall have the meanings given to them in the Loan Agreement.

2.           Limited Waiver and Amendments to Loan Agreement.

2.1           Limited Waiver Regarding Liquidity Coverage Financial Covenant Default. Borrower has advised Bank that Borrower has failed to comply with the Liquidity Coverage Financial Covenant set forth in Section 6.9(a) of the Loan Agreement for the compliance period ending July 31, 2011 (the “Liquidity Covenant Default”).  Bank and Borrower agree that the Borrower's Liquidity Covenant Default is hereby waived.  It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

2.2           Limited Waiver Regarding Profitability Financial Covenant Default. Borrower has advised Bank that Borrower has failed to comply with the Profitability Financial Covenant set forth in Section 6.9(b) of the Loan Agreement for the compliance period ending June 30, 2011 (the “Profitability Covenant Default”).  Bank and Borrower agree that the Borrower's Profitability Covenant Default is hereby waived.  It is understood by the parties hereto, however, that such waiver does not constitute a waiver of any other provision or term of the Loan Agreement or any related document, nor an agreement to waive in the future this covenant or any other provision or term of the Loan Agreement or any related document.

2.3           Modified Letters of Credit Sublimit.  Section 2.1.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.2           Letters of Credit Sublimit.  [Omitted].

2.4           Modified Foreign Exchange Sublimit.  Section 2.1.3 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.3           Foreign Exchange Sublimit.  [Omitted].

2.5           Modified Cash Management Services Sublimit.  Section 2.1.4 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.4           Cash Management Services Sublimit.  [Omitted].

2.6           Modified Overall Aggregate Sublimit.  Section 2.1.5 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.1.5           Overall Aggregate Sublimit.  [Omitted].

2.7           Modified Overadvances.  Section 2.2 of the Loan Agreement is hereby amended in its entirety to read as follows:

2.2           Overadvances.  If, at any time, the outstanding principal amount of any Advances exceeds the lesser of either the Maximum Dollar Amount or the Borrowing Base (such excess being an “Overadvance”), Borrower shall immediately pay to Bank in cash such Overadvance.  Without limiting Borrower’s obligation to repay Bank any amount of the Overadvance, Borrower agrees to pay Bank interest on the outstanding amount of any Overadvance, on demand, at the Default Rate.

2.8           Modified Letter of Credit Fees.  Section 2.4(b) of the Loan Agreement is hereby amended in its entirety to read as follows:

(b)           Letter of Credit Fee.  [Omitted]; and

2.9           Modified Grant of Security Interest.  The first paragraph of Section 4.1 of the Loan Agreement that currently reads as follows:

4.1           Grant of Security Interest.  Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.  Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Bank’s Lien under this Agreement).  If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.

is hereby amended in its entirety to read as follows:

4.1           Grant of Security Interest. Borrower hereby grants Bank, to secure the payment and performance in full of all of the Obligations, a continuing security interest in, and pledges to Bank, the Collateral, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof.  Borrower represents, warrants, and covenants that the security interest granted herein is and shall at all times continue to be a first priority perfected security interest in the Collateral (subject only to Permitted Liens that may have superior priority to Bank’s Lien under this Agreement).  If Borrower shall acquire a commercial tort claim, Borrower shall promptly notify Bank in a writing signed by Borrower of the general details thereof and grant to Bank in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Bank.  Borrower acknowledges that it previously has entered, and/or may in the future enter, into Bank Services Agreements with Bank.  Regardless of the terms of any Bank Services Agreement, Borrower agrees that any amounts Borrower owes Bank thereunder shall be deemed to be Obligations hereunder and that it is the intent of Borrower and Bank to have all such Obligations secured by the first priority perfected security interest in the Collateral granted herein (subject only to Permitted Liens that may have superior priority to Bank’s Lien in this Agreement).  Borrower agrees that, unless otherwise agreed in a writing signed by Bank and Borrower, (a) the security interest granted herein by Borrower shall survive the termination of this Agreement and shall terminate only upon the termination of all Bank Services Agreements, and (b) if, on the effective date of the termination of this Agreement, there are any outstanding Letters of Credit, then on such date Borrower shall provide to Bank cash collateral in an amount equal to 105% of the Dollar Equivalent of the face amount of all such Letters of Credit plus all interest, fees and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment), to secure all of the Obligations relating to such Letters of Credit.

2.10           Modified Financial Covenants.  Section 6.9 of the Loan Agreement is hereby amended in its entirety and shall read as follows:

6.9           Financial Covenants.

Borrower shall maintain as of the last day of each month, unless otherwise noted, on a consolidated basis with respect to Borrower and its Subsidiaries:

(a)           Liquidity Coverage.  The ratio of (i) unrestricted cash and Cash Equivalents maintained at Bank or Bank Affiliates plus the Availability Amount with respect to the Revolving Line to (ii) fifty percent (50%) of the outstanding principal amount of the Term Loan of not less than 1.50 to 1.00.

(b)           Tangible Net Worth.  Commencing with the month ending August 31, 2011 and each month ending thereafter, a Tangible Net Worth of at least the following (“Minimum Tangible Net Worth”):  <$6,800,000> plus (i) 50% of all consideration received after the date hereof for equity securities and subordinated debt of the Borrower, plus (ii) 50% of the Borrower’s net income (but not net loss) in each fiscal quarter ending after the date hereof.  For the purposes hereof, “< >” denotes a negative number or loss.

Increases in the Minimum Tangible Net Worth based on consideration received for equity securities and subordinated debt of the Borrower shall be effective as of the end of the month in which such consideration is received, and shall continue effective thereafter. Increases in the Minimum Tangible Net Worth based on net income shall be effective on the last day of the fiscal quarter in which said net income is realized, and shall continue effective thereafter. In no event shall the Minimum Tangible Net Worth be decreased.

2.11           Modified Remedy Regarding Letters of Credit.  Section 9.1(c) of the Loan Agreement is hereby amended in its entirety to read as follows:

(c)           for any Letters of Credit, demand that Borrower (i) deposit cash with Bank in an amount equal to 100% of the Dollar Equivalent of the aggregate face amount of all Letters of Credit remaining undrawn (plus all interest, fees, and costs due or to become due in connection therewith (as estimated by Bank in its good faith business judgment)), to secure all of the Obligations relating to such Letters of Credit, as collateral security for the repayment of any future drawings under such Letters of Credit, and Borrower shall forthwith deposit and pay such amounts, and (ii) pay in advance all letter of credit fees scheduled to be paid or payable over the remaining term of any Letters of Credit;

2.12           Modified Remedy Regarding FX Contracts.  Section 9.1(d) of the Loan Agreement is hereby amended in its entirety to read as follows:

(d)           terminate any FX Contracts;

2.13           Modified Survival Provision.  Section 12.8 of the Loan Agreement is hereby amended in its entirety to read as follows:

12.8           Survival.  All covenants, representations and warranties made in this Agreement continue in full force until this Agreement has terminated pursuant to its terms and all Obligations (other than inchoate indemnity obligations and any other obligations which, by their terms, are to survive the termination of this Agreement) have been paid in full and satisfied.  The grant of security interest by Borrower in Section 4.1 shall survive until the termination of all Bank Services Agreements, and the obligation of Borrower in Section 12.2 to indemnify the Indemnified Persons shall survive until all statutes of limitation with respect to the Claims, losses and expenses for which indemnity is given shall have run.

2.14           Modified Definition of Borrowing Base.  The definition of “Borrowing Base” in Section 13.1 of the Loan Agreement is hereby amended to read as follows:

“Borrowing Base” is (a) 80% of Eligible Accounts, as determined by Bank from Borrower’s most recent Transaction Report minus (b) 50% of the outstanding principal amount of the Term Loan; provided, however, that Bank may decrease the foregoing percentage in subclause (a) above in its good faith business judgment based on events, conditions, contingencies, or risks which, as determined by Bank, may adversely affect Collateral.

2.15           Modified Definition of Revolving Line Maturity Date.  The definition of “Revolving Line Maturity Date” in Section 13.1 of the Loan Agreement is hereby amended to read as follows:

“Revolving Line Maturity Date” is February 28, 2013.

2.16           Modified Definition of Term Loan Maturity Date.  The definition of “Term Loan Maturity Date” in Section 13.1 of the Loan Agreement is hereby amended to read as follows:

“Term Loan Maturity Date” is the earlier of (a) December 1, 2013 or (b) the date the Revolving Line matures or is otherwise terminated.

2.17
Modified or Added Definitions Pertaining to Deletion of Letters of Credit Sublimit, Foreign Exchange Sublimit and Cash Management Services Sublimit.  The following definitions are hereby modified in, or added to, Section 13.1 of the Loan Agreement and shall read as follows:

“Availability Amount” is (a) the lesser of (i) the Maximum Dollar Amount or (ii) the amount available under the Borrowing Base minus (b) the outstanding principal balance of any Advances.

“Bank Services” are any products, credit services, and/or financial accommodations previously, now, or hereafter provided to Borrower or any of its Subsidiaries by Bank or any Bank Affiliate, including, without limitation, any letters of credit, cash management services (including, without limitation, merchant services, direct deposit of payroll, business credit cards, and check cashing services), interest rate swap arrangements, and foreign exchange services as any such products or services may be identified in Bank’s various agreements related thereto (each, a “Bank Services Agreement”).

“Credit Extension” is any Advance or any other extension of credit by Bank for Borrower’s benefit.

“FX Contract” is any foreign exchange contract by and between Borrower and Bank under which Borrower commits to purchase from or sell to Bank a specific amount of Foreign Currency on a specified date.

“Letter of Credit” is a standby or commercial letter of credit issued by Bank upon request of Borrower based upon an application, guarantee, indemnity, or similar agreement.

“Loan Documents” are, collectively, this Agreement, the Perfection Certificate, any Bank Services Agreement, any subordination agreement, any note, or notes or guaranties executed by Borrower or any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Bank, all as amended, restated, or otherwise modified.

“Obligations” are Borrower’s obligation to pay when due any debts, principal, interest, Bank Expenses, and other amounts Borrower owes Bank now or later, whether under this Agreement, the Loan Documents, or otherwise, including, without limitation, any interest accruing after Insolvency Proceedings begin and debts, liabilities, or obligations of Borrower assigned to Bank, and the performance of Borrower’s duties under the Loan Documents.

2.18           Deleted Definitions Pertaining to Deletion of Letters of Credit Sublimit, Foreign Exchange Sublimit and Cash Management Services Sublimit.  The following defined terms, set forth in Section 13.1 of the Loan Agreement, are hereby deleted:

“Cash Management Services”

“Cash Management Services Sublimit”

“FX Business Day”

“FX Forward Contract”

“FX Reserve”

“Letter of Credit Application”

“Letter of Credit Reserve”

“Settlement Date”

2.19           Modified Compliance Certificate.  The form of Compliance Certificate, attached as Exhibit E to the Loan Agreement, is amended in its entirety to read as set forth on Exhibit E attached hereto.

3.           Limitation of Agreements.

3.1           The agreements set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Agreement shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.           Representations and Warranties.  To induce Bank to enter into this Agreement, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Agreement (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Agreement and to perform its obligations under the Loan Agreement, as amended by this Agreement;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended (except to reflect the name change of each Borrower), supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Agreement, have been duly authorized;

4.5           The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Agreement, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Agreement and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Agreement, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7           This Agreement has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.           Counterparts.  This Agreement may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6.           Effectiveness.  This Agreement shall be deemed effective upon (a) the due execution and delivery to Bank of this Agreement by each party hereto and (b) Borrower’s payment of an amendment fee in an amount equal to $30,000, which is fully earned on the date hereof, is in addition to all interest and all other fees, and is non-refundable.

[Signature Page Follows]

In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

BANK
Silicon Valley Bank By: __________________________ Name: ________________________ Title: ________________________
BORROWER	BORROWER
DecisionPoint Systems Group, Inc. By: __________________________ Name: ________________________ Title: _________________________	DecisionPoint Systems CA, Inc. By: _______________________________ Name: _____________________________ Title: ______________________________
BORROWER	BORROWER
DecisionPoint Systems CT, Inc. By: __________________________ Name: ________________________ Title: _________________________	CMAC, Inc. By: _______________________________ Name: _____________________________ Title: ______________________________

EXHIBIT E

COMPLIANCE CERTIFICATE

TO:           SILICON VALLEY BANK                                                                                           Date:
FROM:	DECISIONPOINT SYSTEMS GROUP, INC., DECISIONPOINT SYSTEMS CA, INC., DECISIONPOINT SYSTEMS CT, INC. AND CMAC, INC.

The undersigned authorized officer of DecisionPoint Systems Group, Inc., on behalf of DecisionPoint Systems Group, Inc. and each of its subsidiaries, DecisionPoint Systems CA, Inc. and DecisionPoint Systems CT, Inc. and its Affiliate CMAC, Inc. (jointly and severally, the “Borrower”), certifies that under the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.9 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Bank.  Attached are the required documents supporting the certification.  The undersigned certifies that these are prepared in accordance with generally GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes.  The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered.  Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenant	Required		Complies

Monthly financial statements with Compliance Certificate	Monthly within 30 days		Yes No
Annual financial statement (CPA Audited) + CC	FYE within 180 days		Yes No
Board Projections	Within 45 days prior to next FY		Yes No
10-Q, 10-K and 8-K, if applicable	Within 5 days after filing with SEC		Yes No
Transaction Report	Weekly and with each Advance, but if no borrowings during the month, then monthly within 15 days		Yes No
A/R & A/P Agings and A/R Reconciliations	Monthly within 15 days		Yes No
Customer Deposit Schedule and Deferred Revenue Report	Monthly within 15 days		Yes No

The following Intellectual Property was registered after the Effective Date (if no registrations, state “None”) ____________________________________________________________________________
Financial Covenant	Required	Actual	Complies

Maintain on a Monthly Basis (except as provided for below):
Minimum Liquidity Ratio	1.50 to 1.00	___ to 1.00	Yes No
Minimum Tangible Net Worth	<$6,800,000> plus (i) 50% of new equity and sub debt plus (ii) 50% of quarterly net income	$_________	Yes No

The following financial covenant analysis and information set forth in Schedule 1 attached hereto are true and accurate as of the date of this Certificate.

The following are the exceptions with respect to the certification above:  (If no exceptions exist, state “No exceptions to note.”)

DecisionPoint Systems Group, Inc. By: ____________________________________ Name: ____________________________________ Title: ____________________________________
BANK USE ONLY

Received by: _____________________
authorized signer
Date:  _________________________

Verified: ________________________
authorized signer
Date:  _________________________

Compliance Status:   Yes     No

Schedule 1 to Compliance Certificate

Financial Covenants of Borrower

Dated:           ____________________

I.           Minimum Liquidity Ratio (Section 6.9(a))

Required:                      1.50 to 1.00

Actual:

A.	Unrestricted cash and Cash Equivalents maintained at Bank and Bank Affiliates	$ ________
B.	Availability Amount of Revolving Line	$ ________
C.	Liquidity (line A plus line B)	$ ________
D.	Fifty percent (50%) of the outstanding principal amount of Term Loan	$ ________
E.	Liquidity Ratio (line C divided by line D)

Is line E equal to or greater than 1.50 to 1.00?

  _____________   No, not in compliance                                                                            ___________  Yes, in compliance

II.           Minimum Tangible Net Worth (Section 6.9(b))

Required:	<$6,800,000> plus (i) 50% of new equity and subordinated debt plus (ii) 50% of quarterly net income

Actual:

A.	Aggregate value of total assets of Borrower and its Subsidiaries	$ ________
B.	Aggregate value of goodwill of Borrower and its Subsidiaries	$ ________
C.	Aggregate value of intangible assets of Borrower and its Subsidiaries	$ ________
D.	Aggregate value of investments of Borrower and its Subsidiaries consisting of minority investments in companies which investments are not publicly-traded	$ ________
E.	Aggregate value of any reserves not already deducted from assets	$ ________
F.
Aggregate value of liabilities of Borrower and its Subsidiaries (including all Indebtedness)
and current portion of Subordinated Debt permitted by Bank to be paid by Borrower (but no other Subordinated Debt)
$ ________
G.	Aggregate value of Indebtedness of Borrower subordinated to Borrower’s Indebtedness to Bank	$ ________
H.	Fifty percent (50%) of the aggregate value of all consideration received for each month ending on or after September 30, 2011 by Borrower for the issuance of equity securities and subordinated debt	$ ________
I.	Fifty percent (50%) of net income of Borrower for each fiscal quarter ending on or after September 30, 2011	$ ________
J.	Tangible Net Worth (line A minus line B minus line C minus line D minus line E minus line F plus line G plus line H plus line I)	$ ________

Is line J equal to or greater than the amount Required?

  _____________   No, not in compliance                                                                            ___________  Yes, in compliance